# Q4 2025 RESULTS

**Nasdaq Global Market: CCLD, CCLDO**

**March 12, 2026**

A leading provider of technology-enabled services and AI-based solutions that redefine the healthcare revenue cycle



# Safe Harbor Statements

This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “shall,” “should,” “could,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “seeks,” “estimates,” “forecasts,” “predicts,” “possible,” “potential,” “target,” “approximately,” or “continue” or the negative of these terms or other similar terms and phrases.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this presentation include, without limitation, statements reflecting management’s expectations for future financial performance and operating expenditures, expected growth, including our ability to continue as a going concern, to raise additional capital and to succeed in our future operations, profitability and business outlook, increased sales and marketing expenses, and the expected results from the integration of our acquisitions.

Forward-looking statements are only current predictions and are subject to substantial known and unknown risks, uncertainties, and other factors that may cause our (or our industry’s) actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. These factors include our ability to:

- Maintain operations in Pakistan, Azad Jammu and Kashmir, and Sri Lanka (together, the “Offshore Offices”) in a manner that continues to enable us to offer competitively priced products and services;
- Consistently achieve and maintain compliance with a myriad of federal, state, foreign, local, payor and industry requirements, regulations, rules, laws and contracts;
- Effectively integrate, manage and keep our information systems secure and operational in the event of a cyber-attack;
- Manage our growth, including acquiring, partnering with, and effectively integrating the recent acquisitions of MAP App, Medsphere Systems Corporation, RevNu Medical Management and other acquired businesses into our infrastructure and avoiding legal exposure and liabilities associated with our acquisitions;
- Retain our clients and revenue levels, including effectively migrating new clients and maintaining or growing the revenue levels of our new and existing clients;
- Keep pace with a rapidly changing healthcare industry, including the use of artificial intelligence (“AI”);
- Maintain and protect the privacy of confidential and protected Company, client and patient information;
- Develop new technologies, upgrade and adapt legacy and acquired technologies to work with evolving industry standards and third-party software platforms and technologies, and protect and enforce all of these and other intellectual property rights;
- Attract and retain key officers and employees, and the continued involvement of Mahmud Haq as Executive Chairman, Stephen Snyder as Chief Executive Officer and A. Hadi Chaudhry as Chief Strategy Officer, all of which are critical to our ongoing operations and growing our business;
- Realize the expected cost savings and benefits from our restructuring activities and structural cost reductions;
- Comply with covenants contained in our credit agreement with our senior secured lender, Provident Bank, and other future debt facilities;
- Continue to pay our monthly dividends which were suspended in December 2023 and resumed in February 2025 to the holders of our Series A and Series B preferred stock (together the “Preferred Stock”);
- Incorporate AI into our products faster and more successfully than our competitors, protecting the privacy of medical records and cybersecurity threats;
- Compete with other companies developing products and selling services competitive with ours, and who may have greater resources and name recognition than we have;
- Respond to the uncertainty resulting from pandemics, epidemics or other public health emergencies and the impact they may have on our operations, the demand for our services, our projected results of operations, financial performance or other financial metrics or any of the foregoing risks and economic activity in general;
- Keep and increase market acceptance of our products and services;
- Manage changes in domestic and foreign business, market, financial, political and legal conditions

Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.

In this presentation, we disclose certain non-GAAP historical and projected financial measures, including adjusted EBITDA. We believe that these non-GAAP financial measures provide useful information to both management and investors by excluding certain items and expenses that are not indicative of our core operating results or do not reflect our normal business operations. Our use of non-GAAP financial measures has certain limitations in that such non-GAAP financial measures may not be directly comparable to those reported by other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP measures. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures.

The statements in this presentation are made as of the date of this presentation, and the Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

CareCloud

# Hosts for Fourth Quarter 2025 Earnings Call



**Mahmud Haq**
Founder & Executive Chairman



**Stephen Snyder**
Chief Executive Officer



**A. Hadi Chaudhry**
Chief Strategy Officer



**Norman Roth**
Interim CFO and Corporate Controller

CareCloud



# Stephen Snyder

Chief Executive Officer

# Full Year 2025 Highlights


Revenue
+8.7%
$110.8
$120.5
FY 2024
FY 2025
Net Income
+37.5%
$7.9
$10.8
FY 2024
FY 2025
Adj. EBITDA
+14.5%
$24.1
$27.5
FY 2024
FY 2025
EPS
+$0.38
($0.28)
$0.10
FY 2024
FY 2025

*$ in millions. See reconciliations of non-GAAP results in the Appendix*

CareCloud

# Free Cash Flow: 400%+ Growth Over 3 Years


$3.8
$13.2
$20.3
FY 2023
FY 2024
FY 2025

- **$28.6M** GAAP operating cash flow (+38.4% YoY)
- Acquisitions funded **with cash flow**
- Ended year with **$0 drawn** on $10M line
- **13** consecutive preferred dividends paid
- Series A preferred **conversion**: >$7.7M annual savings

*$ in millions. See reconciliations of non-GAAP results in the Appendix*

CareCloud

# 2026 Guidance

## Revenue


$ in millions
$110.8
$120.5
$128-$132
FY 2024
FY 2025
FY 2026
Actual
Guidance
Range

## Adjusted EBITDA


$ in millions
$24.1
$27.5
$29-$31
FY 2024
FY 2025
FY 2026
Actual
Guidance
Range

## Earnings per Share


($0.28)
$0.10
$0.20-$0.23
FY 2024
FY 2025
FY 2026
Actual
Guidance
Range

CareCloud

# Entering the Inpatient Software Market

Two strategic acquisitions expanded CareCloud across the full care continuum

**medsphere**

### Inpatient & Ambulatory IT Platform

EHR · RCM · Supply Chain · Managed IT

**Aug 2025**

**MAP App**
by HFMA

### Hospital Benchmarking & Analytics

Performance Analytics · Revenue Cycle Metrics · HFMA Partnership

**Oct 2025**

| 100% | $0 | Zero |
|---|---|---|
| Funded from 2025 Cash Flow | Debt at Year-End | Common Shareholder Dilution |

CareCloud



# A. Hadi Chaudhry

Chief Strategy Officer

# Building the Foundation

**Launched April 2025**

Production-grade AI initiative — not a research lab. Built to embed AI across every layer of the CareCloud platform.

Engineering · Data Science
Clinical Informatics · Product

**Why In-House?**

Healthcare AI cannot be generic. It must be trained on the right data, integrated into clinical workflows, and built around healthcare's compliance requirements.

Payer rules · Documentation standards
Prior authorization logic
**Domain expertise — not approximation**

CareCloud

stratusAI — Administrative AI

cirrusAI — Clinical AI

# What We've Built

LIVE stratusAI

## stratusAI Desk Agent™

**AI Phone Receptionist**

24/7 autonomous call handling — scheduling, eligibility, refills, referrals. Native EHR/PM integration, no middleware.

LIVE stratusAI

## stratusAI Voice Audit™

**Conversational Intelligence**

Call monitoring, quality scoring, sentiment analysis and trend insights across AI and staff-handled patient calls.

LIVE cirrusAI

## cirrusAI Notes™

**Clinical Documentation AI**

Captures the clinical encounter and generates structured, provider-ready notes. Removes documentation burden — not physician judgment.

LIVE & EXPANDING cirrusAI

## AI in Revenue Cycle

**RCM · Coding · Documentation**

Core RCM AI actively deployed, serving clients today. Next wave: prior auth automation, AI-assisted coding, and zero-touch claims in development.

# AI-Powered Phone Receptionist — 24/7

**~80%**

of inbound scheduling-related calls handled autonomously

*— Dr. Edsel Holden II, The Lung Center*

- Appointment scheduling, rescheduling & cancellations
- Real-time insurance eligibility & demographic capture
- Prescription refill routing & lab result inquiries
- Referral requests & automated reminders
- Intelligent escalation to live staff when needed
- Native EHR/PM integration — no middleware, no re-entry

U.S. Total Addressable Market for AI Front Desk Solutions: $4B+ · Integration advantage eliminates onboarding friction for 45,000+ existing providers

CareCloud

# Conversational Intelligence — Automation + Insight

## stratusAI Desk Agent™ — Automates

Every patient call handled — 24/7, no hold times, no re-entry, native EHR integration.

*Schedules · Verifies · Routes · Reminds · Escalates*

+

## stratusAI Voice Audit™ — Illuminates

- Call monitoring & quality scoring
- Trend analysis across interactions
- Patient sentiment insights
- Visibility into AI and staff calls

*Together: a complete system — one automates the interaction, the other provides the intelligence to continuously improve it.*

CareCloud

# Our Ambition: Zero-Touch Claims

Fully automated claims workflow — AI handles intake, validation, submission, and follow-up with minimal human intervention. Billing teams refocus on exceptions, not routine processing.

LIVE

## cirrusAI Notes

Captures the clinical encounter, generates structured provider-ready notes. Live and deployed — earns clinician trust by removing burden, not replacing judgment.

IN DEVELOPMENT

## Prior Authorization AI

Predicts auth requirements, pre-populates supporting documentation, auto-routes requests. Reduces turnaround time and initial denial rates.

IN DEVELOPMENT

## AI-Assisted Medical Coding

Accepts digital records or scanned documents, extracts clinical information, recommends codes & modifiers. Works standalone or in concert with cirrusAI Notes.

▶ HORIZON GOAL: Zero-Touch Claims — fully automated intake, validation, submission & follow-up

CareCloud

# The Medsphere Portfolio — AI Enhancement Roadmap

**CareVue**

Inpatient EHR

**Wellsoft**

#1 ED Information System

**Marketware**

Physician Relationship Mgmt

**HealthLine**

Clinical Supply Chain

## AI Now Integrating

**cirrusAI Notes™**

Integrating across CareVue (inpatient) & Wellsoft (ED)

**stratusAI Desk Agent™**

Extending into hospital patient access centers

- AI CoE scoping further enhancements across all platforms
- Supply chain, ED workflow & billing automation: priority focus
- Enhancements released to clients as completed & validated

New clients (Memorial Hospital · Affinity Urgent Care) selected platforms on current capabilities — AI enhancements available as they roll out

# From Analytics to Action — AI-Powered Value Chain

**1** → **2** → **3**

### 1. MAP App Benchmarks

Shows a hospital precisely where its revenue cycle is underperforming vs. industry peers

### 2. AI-Driven Recommendations

Quantifies dollar impact of each gap, prioritizes automation that closes it fastest

### 3. CareCloud RCM + AI

Delivers the solution — from prior auth and coding to documentation and billing

*HFMA Partnership provides immediate access to hospital finance leadership — distribution that would take years to build organically*

2026: FROM INITIATIVE TO IMPACT

# Four Priorities for 2026

## 01

### Expand the AI Product Suite

cirrusAI Notes integrating across Medsphere · AI-assisted coding launching · Prior auth AI in development · Desk Agent & Voice Audit scaling

## 02

### Execute Cross-Sell at Product Level

cirrusAI Notes → Medsphere suite · Coding product → hospital billing teams · Desk Agent → hospital patient access centers

## 03

### Build the AI CoE Infrastructure

Deepen clinical datasets · Proprietary healthcare-native models · Selective partnerships with leading AI infrastructure providers

## 04

### Accountability to Client Outcomes

Revenue improvements · Denial rate reductions · Time saved per provider · Patient satisfaction scores

CareCloud

# CareCloud sits at a rare intersection

### 45,000+ Providers

Long-standing relationships across the care continuum

### Integrated Platform

EHR · Practice Mgmt · RCM · Supply Chain · Hospital Systems

### Dedicated AI Org

Purpose-built for healthcare workflows — not generic AI

**Profitable · Growing · Purpose-built AI across ambulatory, emergency, inpatient & hospital billing — in ways few others can match.**

CareCloud



# Norman Roth

CFO and Corporate Controller

# Q4 2025 Highlights



Revenue
$28.2
$34.4
Q4 2024
Q4 2025
Net income
$3.3
$2.9
Q4 2024
Q4 2025
Earnings Per Share
$0.00
$0.04
Q4 2024
Q4 2025
Adjusted EBITDA
$7.1
$7.7
Q4 2024
Q4 2025
Adjusted net income
$3.9
$4.5
Q4 2024
Q4 2025

CareCloud

*$ in millions. See reconciliations of non-GAAP results in the Appendix*

# FY 2025 Highlights


Revenue
$110.8
$120.5
FY 2024
FY 2025
Net income
$7.9
$10.8
FY 2024
FY 2025
Earnings (Loss) Per Share
($0.28)
$0.10
FY 2024
FY 2025
Adjusted EBITDA
$24.1
$27.5
FY 2024
FY 2025
Adjusted net income
$10.5
$14.4
FY 2024
FY 2025

CareCloud

*$ in millions. See reconciliations of non-GAAP results in the Appendix*

# Thank You!

Nasdaq Global Market: CCLD, CCLDO

**Corporate**
carecloud.com

Investor Relations
ir.carecloud.com

Stephen Snyder
ir@carecloud.com

# Appendix

# Non-GAAP Financial Measures Reconciliation

| ($000s) Adjusted EBITDA to GAAP net income | FY 2024 | FY 2025 | Q4 2024 | Q4 2025 |
|---|---|---|---|---|
| **GAAP net income** | **$ 7,851** | **$ 10,798** | **$ 3,296** | **$ 2,888** |
| Provision for income taxes | 160 | 199 | 41 | 73 |
| Net interest expense | 812 | 81 | 48 | (4) |
| Foreign exchange / other expense | 335 | 284 | 91 | 164 |
| Stock-based compensation expense | 115 | 454 | 306 | 147 |
| Depreciation and amortization | 14,142 | 14,960 | 3,257 | 4,219 |
| Transaction and integration costs | 46 | 619 | 11 | 205 |
| Lease termination and restructuring cost | 596 | 154 | 91 | - |
| **Adjusted EBITDA** | **$ 24,057** | **$ 27,549** | **$ 7,141** | **$ 7,692** |

| ($000s) Adjusted net income to GAAP net income | FY 2024 | FY 2025 | Q4 2024 | Q4 2025 |
|---|---|---|---|---|
| **GAAP net income** | **$ 7,851** | **$ 10,798** | **$ 3,296** | **$ 2,888** |
| Foreign exchange / other expense | 335 | 284 | 91 | 164 |
| Stock-based compensation expense | 115 | 454 | 306 | 147 |
| Amortization of purchased intangible assets | 1,577 | 2,129 | 76 | 1,053 |
| Transaction and integration costs | 46 | 619 | 11 | 205 |
| Lease termination and restructuring cost | 596 | 154 | 91 | - |
| **Non-GAAP adjusted Net Income** | **$ 10,520** | **$ 14,438** | **$ 3,871** | **$ 4,457** |

| ($000s) Net cash provided by operating activities to free cash flow | FY 2023 | FY 2024 | FY 2025 | Q4 2024 | Q4 2025 |
|---|---|---|---|---|---|
| **Net cash provided by operating activities** | **$ 15,461** | **$ 20,642** | **$ 28,561** | **$ 5,229** | **$ 8,675** |
| Purchases of property and equipment | (3,063) | (1,697) | (4,778) | (938) | (2,123) |
| Capitalized software and other intangible assets | (8,550) | (5,709) | (3,249) | (1,324) | (744) |
| **Free cash flow** | **$ 3,848** | **$ 13,236** | **$ 20,534** | **$ 2,967** | **$ 5,808** |
| Net cash used in investing activities (1) | $ (11,613) | $ (7,406) | $ (24,535) | $ (2,262) | $ (3,335) |
| Net cash used in financing activities | $ (13,285) | $ (11,256) | $ (5,611) | $ (578) | $ (6,837) |

(1) - Net cash used in investing activities includes purchases of property and equipment and capitalized software and other intangible assets, which is also included in our computation of free cash flow.

CareCloud